                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              461,406.02
        Available Funds:
             Contract Payments due and received in this period                                                        2,815,174.76
             Contract Payments due in prior period(s) and received in this period                                       130,947.43
             Contract Payments received in this period for next period                                                   85,588.15
             Sales, Use and Property Tax payments received                                                              197,322.57
             Prepayment Amounts related to early termination in this period                                             645,819.53
             Servicer Advance                                                                                           109,542.09
             Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
             Transfer from Reserve Account                                                                                6,688.21
             Interest earned on Collection Account                                                                        9,431.58
             Interest earned on Affiliated Account                                                                        1,750.38
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                  0.00
             Amounts paid under insurance policies                                                                            0.00
             Maintenance, Late Charges and any other amounts                                                                  0.00

                                                                                                                     --------------
        Total Available Funds                                                                                         4,463,670.72
        Less: Amounts to be Retained in Collection Account                                                              359,614.12
                                                                                                                     --------------
        AMOUNT TO BE DISTRIBUTED                                                                                      4,104,056.60
                                                                                                                     ==============




        DISTRIBUTION OF FUNDS:
             1.   To Trustee -  Fees                                                                                          0.00
             2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            130,947.43
             3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                       0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                           3,070,051.45
                     a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                      182,832.00
                     b) Class B Principal and Interest                                                                   74,626.82
                     c) Class C Principal and  Interest                                                                  84,575.85
                     d) Class D Principal and Interest                                                                   86,010.91
                     e) Class E Principal and Interest                                                                   88,866.98

             4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
             5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      16,794.93
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    126,022.84
                     c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            6,688.21
             6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            208,504.53
             7.   To Servicer, Servicing Fee and other Servicing Compensations                                           28,134.65
                                                                                                                     --------------
        TOTAL FUNDS DISTRIBUTED                                                                                       4,104,056.60
                                                                                                                     ==============

                                                                                                                     --------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      359,614.12
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,182,541.24
         - Add Investment Earnings                                                                                        6,688.21
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                       6,688.21
                                                                                                                     --------------
End of period balance                                                                                                $2,182,541.24
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,182,541.24
                                                                                                                     ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                     Pool A                                                                 55,964,548.11
                     Pool B                                                                  9,682,601.88
                                                                                          ----------------
                                                                                                                    65,647,149.99

Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              266,280.57
Class A Monthly Interest - Pool B                                                               46,070.04

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,396,652.51
Class A Monthly Principal - Pool B                                                             543,880.33
                                                                                          ----------------
                                                                                                                     2,940,532.84
Ending Principal Balance of the Class A Notes
                     Pool A                                                                 53,567,895.60
                     Pool B                                                                  9,138,721.55
                                                                                          ----------------
                                                                                                                 -----------------
                                                                                                                    62,706,617.15
                                                                                                                 =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $190,972,000     Original Face $190,972,000       Balance Factor
        $1.635583                     $ 15.397717                  32.835503%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                                        0.00
                     Class A2                                                               27,557,149.99
                     Class A3                                                               38,090,000.00
                                                                                          ----------------
                                                                                                                    65,647,149.99
Class A Monthly Interest
                     Class A1 (Actual Number Days/360)                                               0.00
                     Class A2                                                                  129,518.61
                     Class A3                                                                  182,832.00

Class A Monthly Principal
                     Class A1                                                                        0.00
                     Class A2                                                                2,940,532.84
                     Class A3                                                                        0.00
                                                                                          ----------------
                                                                                                                     2,940,532.84
Ending Principal Balance of the Class A Notes
                     Class A1                                                                        0.00
                     Class A2                                                               24,616,617.15
                     Class A3                                                               38,090,000.00
                                                                                          ----------------
                                                                                                                 -----------------
                                                                                                                    62,706,617.15
                                                                                                                 =================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                           1,279,134.74
                                          Pool B                                             221,297.27
                                                                                       -----------------
                                                                                                                  1,500,432.01

           Class B Overdue Interest, if any                                                        0.00
           Class B Monthly Interest - Pool A                                                   6,321.06
           Class B Monthly Interest - Pool B                                                   1,093.58
           Class B Overdue Principal, if any                                                       0.00
           Class B Monthly Principal - Pool A                                                 54,780.63
           Class B Monthly Principal - Pool B                                                 12,431.55
                                                                                       -----------------
                                                                                                                     67,212.18
           Ending Principal Balance of the Class B Notes
                                          Pool A                                           1,224,354.11
                                          Pool B                                             208,865.72
                                                                                       -----------------
                                                                                                               ----------------
                                                                                                                  1,433,219.83
                                                                                                               ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000         Original Face $4,365,000       Balance Factor
      $ 1.698658                        $ 15.397979               32.834360%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                           1,439,270.60
                                          Pool B                                             249,045.39
                                                                                       -----------------
                                                                                                                  1,688,315.99

           Class C Overdue Interest, if any                                                        0.00
           Class C Monthly Interest - Pool A                                                   7,640.13
           Class C Monthly Interest - Pool B                                                   1,322.02
           Class C Overdue Principal, if any                                                       0.00
           Class C Monthly Principal - Pool A                                                 61,628.21
           Class C Monthly Principal - Pool B                                                 13,985.49
                                                                                       -----------------
                                                                                                                     75,613.70
           Ending Principal Balance of the Class C Notes
                                          Pool A                                           1,377,642.39
                                          Pool B                                             235,059.90
                                                                                       -----------------
                                                                                                               ----------------
                                                                                                                  1,612,702.29
                                                                                                               ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955       Original Face $4,910,955        Balance Factor
       $ 1.824930                    $ 15.396944                  32.838873%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                               1,439,270.60
                                          Pool B                                                 249,045.39
                                                                                            ----------------
                                                                                                                      1,688,315.99

           Class D Overdue Interest, if any                                                            0.00
           Class D Monthly Interest - Pool A                                                       8,863.51
           Class D Monthly Interest - Pool B                                                       1,533.70
           Class D Overdue Principal, if any                                                           0.00
           Class D Monthly Principal - Pool A                                                     61,628.21
           Class D Monthly Principal - Pool B                                                     13,985.49
                                                                                            ----------------
                                                                                                                         75,613.70
           Ending Principal Balance of the Class D Notes
                                          Pool A                                               1,377,642.39
                                          Pool B                                                 235,059.90
                                                                                            ----------------
                                                                                                                   ----------------
                                                                                                                      1,612,702.29
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955       Original Face $4,910,955         Balance Factor
       $ 2.117146                    $ 15.396944                   32.838873%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                               1,439,270.60
                                          Pool B                                                 249,045.39
                                                                                            ----------------
                                                                                                                      1,688,315.99

           Class E Overdue Interest, if any                                                            0.00
           Class E Monthly Interest - Pool A                                                      11,298.27
           Class E Monthly Interest - Pool B                                                       1,955.01
           Class E Overdue Principal, if any                                                           0.00
           Class E Monthly Principal - Pool A                                                     61,628.21
           Class E Monthly Principal - Pool B                                                     13,985.49
                                                                                            ----------------
                                                                                                                         75,613.70
           Ending Principal Balance of the Class E Notes
                                          Pool A                                               1,377,642.39
                                          Pool B                                                 235,059.90
                                                                                            ----------------
                                                                                                                   ----------------
                                                                                                                      1,612,702.29
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955        Balance Factor
       $ 2.698717                     $ 15.396944                 32.838873%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                            2,398,291.50
                                          Pool B                                              414,902.07
                                                                                         ----------------
                                                                                                                     2,813,193.57

           Residual Interest - Pool A                                                          14,158.76
           Residual Interest - Pool B                                                           2,636.17
           Residual Principal - Pool A                                                        102,713.68
           Residual Principal - Pool B                                                         23,309.16
                                                                                         ----------------
                                                                                                                       126,022.84
           Ending Residual Principal Balance
                                          Pool A                                            2,295,577.82
                                          Pool B                                              391,592.91
                                                                                         ----------------
                                                                                                                   ---------------
                                                                                                                     2,687,170.73
                                                                                                                   ===============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                            28,134.65
            - Servicer Advances reimbursement                                                                          130,947.43
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          208,504.53
                                                                                                                   ---------------
           Total amounts due to Servicer                                                                               367,586.61
                                                                                                                   ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 63,959,786.26

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,739,031.44
                                                                                                                      -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    61,220,754.82
                                                                                                                      =============



        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                             2,126,823.27

            - Principal portion of Prepayment Amounts                                                    612,208.17

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00
                                                                                                       ------------

                                            Total Decline in Aggregate Discounted Contract Balance     2,739,031.44
                                                                                                       ============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 11,065,937.17

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                                 621,577.52
                                                                                                                      -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    10,444,359.65
                                                                                                                      =============



        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                               591,354.28

            - Principal portion of Prepayment Amounts                                                     30,223.24

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00
                                                                                                       ------------

                                            Total Decline in Aggregate Discounted Contract Balance       621,577.52
                                                                                                       ============

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     71,665,114.47
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                      Predecessor
                                                                                  Discounted         Predecessor     Discounted
         Lease #               Lessee Name                                        Present Value      Lease #         Present Value
         -------------------------------------------------------                  -------------      -----------    ---------------
                               NONE



                                                                                  -------------                     ---------------
                                                                         Totals:         $0.00                                $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                NO     X
                                                                                                 ---------------    ---------------


         POOL B                                                                                                        Predecessor
                                                                                 Discounted           Predecessor      Discounted
         Lease #               Lessee Name                                       Present Value        Lease #          Present Value
         -------------------------------------------------------                 -------------        -----------   ----------------
                               NONE









                                                                                 -------------                      ---------------
                                                                        Totals:         $0.00                                $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
           TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                          NO     X
                                                                                         ---------------              --------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                               Predecessor
                                                                                   Discounted        Predecessor    Discounted
              Lease #          Lessee Name                                         Present Value     Lease #        Present Value
              ---------------------------------------------------------            --------------    -----------    ----------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                         $159,644.40     1778-001            $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                               $174,282.67     1777-001           $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                       $171,682.66     1855-001           $153,223.12
              2488-001         HYDRO-TOUCH INC.                                      $110,973.88     1949-001            $94,307.11
                               CASH                                                    $5,602.11






                                                                                   --------------                   ----------------
                                                                       Totals:       $622,185.72                        $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                                  NO     X

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                                       Discounted      Predecessor     Discounted
              Lease #          Lessee Name                                             Present Value   Lease #         Present Value
              ----------------------------------------------------------------         -------------   -----------   ---------------
                               None




                                                                                       -------------                 ---------------
                                                                              Totals:         $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                                  NO     X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
      This Month                                     127,309.20              This Month                             71,665,114.47
      1 Month Prior                                  161,332.39              1 Month Prior                          75,025,723.43
      2 Months Prior                                 750,857.44              2 Months Prior                         80,862,072.33

      Total                                        1,039,499.03              Total                                 227,552,910.23

      a) 3 MONTH AVERAGE                             346,499.68              b) 3 MONTH AVERAGE                     75,850,970.08

      c) a/b                                              0.46%


2.    Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                      Yes                   No   X
                                                                                                          ----------------     -----

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                           Yes                   No   X
                                                                                                          ----------------     -----
      B. An Indenture Event of Default has occurred and is then continuing?                           Yes                   No   X
                                                                                                          ----------------     -----

4.    Has a Servicer Event of Default occurred?                                                       Yes                   No   X
                                                                                                          ----------------     -----


5.    Amortization Event Check

      A. Is 1c  > 8%?                                                                                Yes                   No   X
                                                                                                          ----------------     -----
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
           not remedied within 90 days?                                                               Yes                   No   X
                                                                                                          ----------------     -----
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                                Yes                   No   X
                                                                                                          ----------------     -----




6.    Aggregate Discounted Contract Balance at Closing Date                                       Balance  $218,254,123.54
                                                                                                          ----------------


      DELINQUENT LEASE SUMMARY

            Days Past Due            Current Pool Balance        # Leases
                31 - 60                  8,003,478.90                53
                61 - 90                     36,051.35                10
               91 - 180                    127,309.20                16

      Approved By:
      Mathew E. Goldenberg
      Assistant Treasurer